                          Registration Statement No._____


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                             ____________________

                                   FORM S-8

                            REGISTRATION STATEMENT
                                     Under
                          the Securities Act of 1933
                             _____________________

                      CENTRAL AND SOUTH WEST CORPORATION
            (Exact name of registrant as specified in its charter)

              DELAWARE                            51-0007707
       (State or other jurisdiction               (I.R.S. Employer
       of incorporation or organization)          Identification No.)

                         1616 WOODALL RODGERS FREEWAY
                           DALLAS, TEXAS 75202-1234
                   (Address of principal executive offices)


              CENTRAL AND SOUTH WEST CORPORATION THRIFT PLUS PLAN
                           (Full title of the Plan)

                             _____________________

                        Stephen J. McDonnell, Treasurer
                      Central and South West Corporation
                         1616 Woodall Rodgers Freeway
                           Dallas, Texas 75202-1234
                                (214) 777-1000
           (Name, address and telephone number, including area code,
                             of agent for service)

                                  Copies to:
Robert B. Williams, Esq.                  Joris M. Hogan, Esq.
Milbank, Tweed, Hadley & McCloy           Milbank, Tweed, Hadley & McCloy
1 Chase Manhattan Plaza                   1 Chase Manhattan Plaza
New York, New York  10005                 New York, New York  10005
(212) 530-5000                            (212) 530-5000







                        CALCULATION OF REGISTRATION FEE
______________________________________________________________________________

Title of          Amount            Proposed    Proposed    Amount of
Securities        to be             Maximum     Maximum     Registration
to be             Registered        Offering    Aggregate   Fee
Registered(a)                       Price per   Offering
                                    Share(b)    Price(b)
______________________________________________________________________________

Common Stock,
 $3.50 par value   5,000,000 shares   $ 26.63  $133,150.00 $26,630.00
per share




______________________________________________________________________________

(a) Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(b) Estimated pursuant to Rule 457(c) and Rule 457(h) solely for the purpose of calculating the amount of the registration fee, based on the average of the high and low prices of the Common Stock as reported by the New York Stock Exchange on November 14, 1995.



Item 1.     Plan Information

      Central and South West Corporation (the "Company") has delivered or will cause to be delivered to each participant of the Plan covered by this Registration Statement, the Prospectus relating thereto.

Item 2.     Registrant Information and Employee Plan Annual Information

      The Company will, upon written or oral request, provide without charge to any person to whom the Prospectus relating to this Registration Statement is delivered, a copy of any and all of the information which has been incorporated by reference in the Prospectus and such Registration Statement other than exhibits to such information if such exhibits are not themselves incorporated by reference in such information. Such requests should be directed to the Secretary, Central and South West Corporation, 1616 Woodall Rodgers Freeway, Dallas, Texas, 75202-1234, (214) 777-1000.




                                    PART II


              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference

      The following documents filed with the Securities and Exchange Commission are incorporated by reference in this Registration Statement:

      (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994.

      (b) The Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1995, June 30, 1995 and September 30, 1995.

      (c) The Company's Current Reports on Form 8-K dated January 17, 1995, April 6, 1995, May 23, 1995, June 9, 1995, July 10, 1995, September 6,
      1995, September 27, 1995, September 28, 1995 and October 12, 1995.

      (d)  The Form 11-K Annual Report for the Plan for 1994.

      (e) The description of the Common Stock which is contained in the Corporation's registration statement filed under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to the Registration Statement which indicates that all of the shares of Common Stock of the Company offered hereunder have been sold or which deregisters all of such shares then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement by reference and to be part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

Not Applicable.

Item 5.  Interests of Named Experts and Counsel

Not Applicable.

Item 6.  Indemnification of Directors and Officers

      Section 145 of the Delaware General Corporation Law, the state of incorporation of the Company, confers broad powers upon corporations incorporated in that State with respect to indemnification of any person against liabilities incurred by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other business entity. The provisions of
Section 145 are not exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement or otherwise.

      The Second Restated Certificate of Incorporation of the Company, as amended, contains a provision that eliminates the personal liability of the Company's directors to the Company or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director of the Company to the full extent permitted by the Delaware General Corporation Law.

      The Second Restated Certificate of Incorporation, as amended, and Bylaws of the Company provide that directors and officers of the Company shall be indemnified to the fullest extent permitted by the laws of the State of Delaware against liability for certain of their acts. In addition, the Company has purchased Directors and Officers liability insurance.


Item 7.  Exemption from Registration Claimed

Not Applicable

Item 8.  Exhibits

      4. Second Restated Certificate of Incorporation of the Company, as amended (incorporated herein by reference to Exhibits 3.1 and 3.2 to the Company's Form 10-Q for the Quarter ended June 30, 1995, File No. 1-1443).

      5. Opinion of Milbank, Tweed, Hadley & McCloy as to the legality of the Common Stock of the Company being registered and to be issued by the Company.

      23.1  Consent of Arthur Andersen LLP.

      23.2 The consent of Milbank, Tweed, Hadley & McCloy is contained in its opinion filed as Exhibit 5 to this Registration Statement.

      24. Power of Attorney (included on the signature page of this Registration Statement).

      The undersigned registrant hereby undertakes that the Plan, and each amendment thereto adopted before the date hereof, has been submitted to the Internal Revenue Service (the "IRS") in a timely manner in order to request a favorable determination regarding the continued qualification of the Plan under Section 401(a) of the Internal Revenue Code of 1986, as amended, and that all changes to the Plan required by the IRS in order to maintain such qualification have been or will be made in a timely manner.

Item 9.     Undertakings

(a)   The undersigned registrant hereby undertakes:

      1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            i To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

            ii To reflect in the prospectus any acts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

            iii To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs
                  (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

      2. That, for the purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona-fide offering thereof.

      3. To remove from registration by means of a post-effective amendment any of the securities which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
      Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona-fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.






                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 14, 1995.

                                    CENTRAL AND SOUTH WEST CORPORATION



                                    By:/s/Stephen J. McDonnell
                                       Stephen J. McDonnell
                                       Treasurer

                               POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints Glenn D. Rosilier, Stephen J. McDonnell and Stephen D. Wise jointly and severally, his or her attorney-in-fact, each with full power of substitution, to file one or more amendments (including post-effective amendments) to the Registration Statement, which amendments may make such changes in the Registration Statement as such attorney-in-fact deems appropriate, and to execute in the name and on behalf of each such person, individually and in each capacity stated below, any such amendments to the registration statement. Each person whose signature appears below hereby ratifies and confirms all that each of the said attorneys-in-fact, or such person's substitute or substitutes, may do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November __, 1995.

Signature                               Title



/s/E.R. Brooks                          Chairman of the Board,
E.R. Brooks                             President, Chief Executive
                                        Officer and Director
                                        (principal executive
                                        officer)

/s/Harry D. Mattison                    Executive Vice President
Harry D. Mattison                       and Director


/s/Thomas V. Shockley, III              Executive Vice President
Thomas V. Shockley, III                 and Director


/s/Glenn D. Rosilier                    Senior Vice President and
Glenn D. Rosilier                       Chief Financial Officer
                                        (principal financial
                                        officer)



/s/Wendy G. Hargus                      Controller
Wendy G. Hargus                         (principal accounting
                                        officer)


______________________                  Director
Glenn Biggs


/s/ Molly Shi Boren                      Director
Molly Shi Boren


______________________                  Director
Donald M. Carlton


______________________                  Director
Joe H. Foy


/s/ Robert W. Lawless                   Director
Robert W. Lawless


/s/ James L. Powell                     Director
James L. Powell


/s/ J.C. Templeton                      Director
J.C. Templeton


/s/ Lloyd D. Ward                       Director
Lloyd D. Ward


______________________                  Director
Thomas H. Cruikshank


                                 EXHIBIT INDEX



4. Second Restated Certificate of Incorporation of the Company, as amended (incorporated herein by reference to Exhibits 3.1 and 3.2 to the Company's Form 10-Q for the Quarter ended June 30, 1995, File No. 1-
      1443).

5. Opinion of Milbank, Tweed, Hadley & McCloy as to the legality of the Common Stock of the Company being registered and to be issued by the Company.

23.1  Consent of Arthur Andersen LLP.

23.2 The consent of Milbank, Tweed, Hadley & McCloy is contained in its opinion filed as Exhibit 5 to this Registration Statement.

24. Power of Attorney (included on the signature page of this Registration Statement).



                                                                    EXHIBIT 5
                                                                    ---------

                                Milbank, Tweed, Hadley & McCloy
                                   1 Chase Manhattan Plaza
                                 New York, New York  10005-1413



                                          November 17, 1995


Central and South West Corporation
1616 Woodall Rodgers Freeway
Dallas, Texas 75202-1234

                  Re:   Registration Statement on Form S-8 of
                        the Central and South West Corporation
                        (the "Company")

Ladies and Gentlemen:

            We have acted as counsel for the Company and, in that capacity, we have been requested to provide this opinion with respect to Common Stock of the Company, $3.50 par value per share, issuable under its Thrift Plus Plan (the "Plan"). We have examined originals or copies, certified or otherwise identified to our satisfaction, of such public and corporate records, certificates, instruments and other documents and have considered such questions of law as we have deemed relevant and necessary as a basis for the opinion thereinafter expressed. In particular, but without limitation, we have examined a copy of the Registration Statement on Form S-8, relating to the Plan to be filed by the Company with the Securities and Exchange Commission (the "Commission") on or about November 14, 1995 (the "Registration Statement"), in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Common Stock of the Company.

            Based and relying upon the foregoing, we are of the opinion that up to 5,000,000 shares of Common Stock of the Company to which the above-mentioned Registration Statement relates, and which may be issued by the Company under the Plan, will, when and to the extent issued by the Company in accordance with the terms of the Plan for consideration in excess of the par value thereof, be validly issued as fully paid and non-assessable shares.

            This opinion is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States applicable therein.

            This opinion is addressed to you solely in connection with the matters referred to herein and is not to be relied upon by any other person, except the New York Stock Exchange and the Commission, or for any other purpose.


            We consent to the use of this opinion as an exhibit to the Registration Statement, and further consent to the use of our name wherever appearing in the Registration Statement and any amendment thereto, and the Prospectus relating thereto.

                                          Sincerely yours,

                                       /s/MILBANK, TWEED,HADLEY & MCCLOY
                                          Milbank, Tweed, Hadley & McCloy




                                                                  EXHIBIT 23.1
                                                                  ------------


                      CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 13, 1995, included in Central and South West Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, and to all references to our firm included in this registration statement.



                                /s/ARTHUR ANDERSEN LLP
                                     Arthur Andersen LLP




Dallas, Texas
November 17, 1995